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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated March 27, 2001 included or incorporated by reference in this Form 10-K, into Atlantic American Corporation's previously filed Registration Statements (File Nos. 33-56866, 333-90063 and 333-90057).


                                                         /s/ ARTHUR ANDERSEN LLP
Atlanta, Georgia
March 27, 2001